UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2015
Commission file number 001-11625

Pentair plc
(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)
P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU United Kingdom
(Address of principal executive offices)
Registrant’s telephone number, including area code: 44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
Pentair plc (“Pentair”) is revising its historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2014 (“2014 Form 10-K”) to reflect revisions to its reporting segments that were made in the first quarter of 2015. The revisions to the historical financial statements do not impact previously reported consolidated operating income (loss), net income (loss) attributable to Pentair plc or earnings (loss) per ordinary share attributable to Pentair plc.
As previously disclosed in the 2014 Form 10-K, subsequent to year-end Pentair reorganized its business segments to reflect a new operating structure and management of its Global Business Units, resulting in a change to its reporting segments. As of the first quarter of 2015, Pentair's reporting segments are as follows: Valves & Controls, Flow & Filtration Solutions, Water Quality Systems and Technical Solutions.
This Current Report on Form 8-K updates the following items in the 2014 Form 10-K to reflect the change in reporting segments described above:

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

All other information from the 2014 Form 10-K remains unchanged and has not been updated. The information in this Current Report on Form 8-K with respect to Pentair should be read in conjunction with the 2014 Form 10-K, and the subsequent quarterly report on Form 10-Q for the quarterly period ended March 28, 2015.
ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm-Deloitte & Touche LLP.
99.1
Updated Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data from Pentair plc’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

101
The following materials from Pentair plc’s Annual Report on Form 10-K for the year ended December 31, 2014 are filed herewith, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2014, 2013 and 2012, (ii) the Consolidated Balance Sheets as of December 31, 2014 and 2013, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012, (iv) the Consolidated Statements of Changes in Equity for the years ended December 31, 2014, 2013 and 2012 and (v) the Notes to the Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 11, 2015.

PENTAIR PLC
Registrant

By	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer

PENTAIR PLC
Exhibit Index to Current Report on Form 8-K
Dated May 11, 2015

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm-Deloitte & Touche LLP.
99.1
Updated Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data from Pentair plc’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

101
The following materials from Pentair plc’s Annual Report on Form 10-K for the year ended December 31, 2014 are filed herewith, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2014, 2013 and 2012, (ii) the Consolidated Balance Sheets as of December 31, 2014 and 2013, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012, (iv) the Consolidated Statements of Changes in Equity for the years ended December 31, 2014, 2013 and 2012 and (v) the Notes to the Consolidated Financial Statements.